UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

ALCOA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 315-2900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 5, 2023, Alcoa Corporation (“Alcoa”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting.

Item 1. The 9 director nominees nominated by the Alcoa Board of Directors (the “Board”) for election to the Board were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Steven W. Williams	131,474,318	1,756,064	315,319	14,515,373
Mary Anne Citrino	129,031,319	4,198,098	316,284	14,515,373
Pasquale (Pat) Fiore	132,512,973	715,860	316,868	14,515,373
Thomas J. Gorman	129,810,427	3,411,514	323,760	14,515,373
Roy C. Harvey	132,598,806	630,663	316,232	14,515,373
James A. Hughes	129,513,674	3,714,063	317,964	14,515,373
Carol L. Roberts	132,155,314	1,076,090	314,297	14,515,373
Jackson (Jackie) P. Roberts	132,102,003	1,128,028	315,670	14,515,373
Ernesto Zedillo	130,536,728	2,666,659	342,314	14,515,373

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Alcoa’s independent auditor for 2023 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
147,093,764	659,236	308,074	0

Item 3. The proposal to approve, on an advisory basis, 2022 named executive officer compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
125,747,677	7,448,533	349,491	14,515,373

Item 4. The proposal to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation was approved as every one year based upon the following votes:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
128,397,826	123,408	4,697,331	327,136	14,515,373

Alcoa will hold the advisory vote to approve named executive officer compensation every one year until the next vote on the frequency of such advisory vote.

Item 5. The non-binding stockholder proposal to subject termination pay to stockholder approval was not approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
51,638,827	81,529,726	377,148	14,515,373

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: May 10, 2023	By:	/s/ Marissa P. Earnest
Marissa P. Earnest
Senior Vice President, Chief Governance Counsel and Secretary